Exhibit 10.2

OMNIBUS AMENDMENT AND CONSENT

This Omnibus Amendment and Waiver (this “Amendment”), dated as of October 3, 2006, by and between GVI SECURITY SOLUTIONS, INC.., a Delaware corporation (the “Company”) and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), amends that certain (i) Securities Purchase Agreement, dated as of May 27, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Securities Purchase Agreement”); (ii) that certain Secured Convertible Term Note, made as of May 27, 2004 by the Company in favor of Laurus in the initial face amount of $5,000,000 (as amended, modified or supplemented from time to time, the “Term Note”); (iii) that certain Security Agreement, dated as of May 27, 2004 between the Company and Laurus (as amended, modified or supplemented from time to time, the “Security Agreement”), (iv) that certain Secured Convertible Minimum Borrowing Note, made as of May 27, 2004 by the Company in favor of Laurus in the initial face amount of $5,000,000 (as amended, modified or supplemented from time to time, the “Minimum Borrowing Note”); (v) that certain Secured Revolving Note, made as of May 27, 2004 by the Company in favor of Laurus in the initial face amount of $5,000,000 (as amended, modified or supplemented from time to time, the “Revolving Note” and, together with the Securities Purchase Agreement, the Term Note, the other Related Agreements (as defined in the Securities Purchase Agreement), the Security Agreement, the Minimum Borrowing Note and the other Ancillary Agreements (as defined in the Security Agreement, the “Funding Documents”). Capitalized terms used but not defined herein shall have the meanings given them in the Securities Purchase Agreement and/or the Security Agreement, as applicable.

WHEREAS, the Company has requested that Laurus consent to (i) an additional financing whereby the Company would issue to new investors (the “Holders”) up to $5,000,000 in aggregate principal amount of Subordinated Secured Promissory Notes of the Company dated as of the date hereof (the “Subordinated Notes”) and (ii) the grant by the Company and its subsidiaries of Liens against substantially all of their assets and property to W-net, Inc., California corporation, as collateral agent for the Holders (the “Agent” and, together with the Holders, the “Subordinated Lenders” and each, a “Subordinated Lender”) on a subordinated basis to those Liens granted by the Company to Laurus; and

WHEREAS, the Company and Laurus have agreed to make certain changes to the Securities Purchase Agreement, the Term Note, the Security Agreement, the Minimum Borrowing Note and the Revolving Note.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

CONSENT

1. Laurus hereby consents to (i) the issuance of the Subordinated Notes to the Subordinated Lenders to the extent that the terms and conditions of such Subordinate Notes and the other documentation entered into in connection therewith conform in all material respects to the terms and conditions set forth in the Term Sheet attached hereto as Exhibit A, and that such issuance and the issuance of Common Stock as provided in the Term Sheet shall not be deemed to result in a change in the controlling ownership of the Company, and (ii) the grant by the Company and its subsidiaries to the Agent, as collateral agent on behalf of the Subordinated Lenders, of a Lien on substantially all of the assets and property of the Company and its subsidiaries to the extent subordinated in favor of Liens granted by the Company and its subsidiaries to Laurus pursuant to the Subordination Agreement attached hereto as Exhibit B (the “Subordination Agreement”);

AMENDMENTS

2. The Securities Purchase Agreement is hereby amended and restated in the form attached hereto as Exhibit C (the “Amended and Restated Securities Purchase Agreement”);

3. The Term Note is hereby amended and restated in the form attached hereto as Exhibit D (the “Amended and Restated Term Note”). For the avoidance of doubt, the amendment and restatement of the Term Note as set forth in this Section 3 shall be in substitution for and not in satisfaction of the Term Note;

4. The Security Agreement is hereby amended and restated in the form attached hereto as Exhibit E (the “Amended and Restated Security Agreement”).

5. The Minimum Borrowing Note is hereby amended and restated in the form attached hereto as Exhibit F (the “Amended and Restated Minimum Borrowing Note”). For the avoidance of doubt, the amendment and restatement of the Minimum Borrowing Note as set forth in this Section 5 shall be in substitution for and not in satisfaction of the Minimum Borrowing Note;

6. The Revolving Note is hereby amended and restated in the form attached hereto as Exhibit G (the “Amended and Restated Revolving Note”). For the avoidance of doubt, the amendment and restatement of the Revolving Note as set forth in this Section 6 shall be in substitution for and not in satisfaction of the Revolving Note;

MISCELLANEOUS

7. Each amendment and consent set forth herein shall only be effective as of the first date upon which (the “Amendment Effective Date”): (i) the Company shall have duly executed, witnessed (where applicable) and delivered to Laurus each of the Amended and Restated Term Note, the Amended and Restated Minimum Borrowing Note and the Amended and Restated Revolving Note, (ii) each of the Company, the Agent and each other Subordinated Lender shall have duly executed and delivered to Laurus the Subordination Agreement and (iii) the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

8. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Funding Documents, and all of the other forms, terms and provisions of the Funding Documents remain in full force and effect.

9. The Company hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations and warranties made by the Company in connection with the Funding Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company’s covenant requirements have been met.

10. From and after the Amendment Effective Date, all references in the Funding Documents shall be deemed to be references to the Funding Documents as modified hereby.

11. The Company understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Company’s determination that this Amendment is material. The Company agrees to file an 8-K within 2 days of the date hereof and in the form otherwise prescribed by the SEC.

12. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each Company and Laurus has caused this Amendment to the Funding Documents to be signed in its name effective as of this __ day of October 2006.

GVI SECURITY SOLUTIONS, INC.

By:
Name: Title:

LAURUS MASTER FUND, LTD.

By:
Name: Title:

EXHIBIT A

Term Sheet

EXHIBIT B

Subordination Agreement

EXHIBIT C

Form of Amended and Restated Securities Purchase Agreement

EXHIBIT D

Form of Amended and Restated Term Note

EXHIBIT E

Form of Amended and Restated Security Agreement

EXHIBIT F

Form of Amended and Restated Minimum Borrowing Note

EXHIBIT G

Form of Amended and Restated Revolving Note